                                                                  Exhibit 10.135

                          MASTER FUND ESCROW AGREEMENT

     This MASTER FUND ESCROW AGREEMENT ("Agreement") is made and entered into as of the 13th, day of May, 2004, by and among Lansing Pavilion, LLC, (hereinafter referred to as "Seller"), Inland Western Lansing Eastwood, L.L.C., (hereinafter referred to as "Purchaser"), and Chicago Title and Trust Company (hereinafter referred to as "Escrow Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Purchase and Sale Agreement dated as of the 29th day of March, 2004 (collectively, the "Contract"), Purchaser acquired on and as of the date hereof from Seller certain real property commonly known as Eastwood Towne Center Shopping Center located in Lansing, Michigan (the "Property"); and

     WHEREAS, pursuant to the terms of the Contract, Seller has agreed to deposit with Escrow Agent the sum of Two Million Dollars ($2,000,000.00) from the proceeds of sale (the "Escrow Deposit") with respect to Seller's obligation to guaranty the payment of base rent, common area maintenance, taxes and insurance (collectively "Rent") in the event of the failure in payment of Rent pursuant to certain leases (the "Leases") for certain space within the Property for those tenants (individually a "Tenant" and collectively "Tenants"), and the spaces set forth and the amounts designated on the attached Exhibit A Rent Roll (individually a "Tenant" and collectively, "Tenants"); and

     WHEREAS, Escrow Agent is willing to accept the Escrow Deposit and hold and disburse same in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, for and in consideration of the premises hereto, the covenants and agreements hereinafter made, and for Ten and 00/100 Dollars ($10.00) in hand paid to Escrow Agent, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEPOSIT. Seller hereby deposits with Escrow Agent, and Escrow Agent hereby acknowledges receipt of the Escrow Deposit. Escrow Agent hereby agrees to deposit the Escrow Deposit into an interest bearing account with West Bank, or other depository reasonably satisfactory to Purchaser, Seller and Escrow Agent with interest accruing and added to the Escrow Deposit. The federal taxpayer identification of Seller is as follows: 31-1783213.

     2. TERM. The term of this Agreement (the "Term") shall commence on the date hereof and end on May , 2006 (the "Expiration Date").

     3.   DRAWS FROM ESCROW DEPOSIT.

          A. During the Term hereof, Purchaser shall have the continuing right, subject to the terms hereof, to draw upon all or any part of the Escrow Deposit, to the extent available. Such draw or draws may be made once each calendar month in an amount equal to any unpaid portion of

Rent, (collectively the "Unpaid Amounts") which are due and payable by a Tenant or Tenants and which remain unpaid for any reason under any of the Leases, beyond ten (10) days after the due date as forth in the Lease, whether or not the Tenant has the right to cease payment or terminate the Lease for any reason whatsoever including, but not limited to, any co-tenancy, minimum sales, or other provision set forth in such Lease.

          B. Rent interruption insurance payments received by Purchaser, whether such insurance is carried by a Tenant or by Purchaser ("Rent Insurance Payment") shall be deemed a payment of Rent due Purchaser and the amount of Rent covered and paid by the Rent Insurance Payment shall not be included in the Unpaid Amounts.

          C. Purchaser shall not be obligated to first pursue any legal remedies against any Tenant or to draw upon internal reserves prior to drawing the Unpaid Amounts from the Escrow Deposit.

          D. Notwithstanding anything set forth herein, in the event that, due to the non-performance of Purchaser's obligations under the Leases arising from and after the Closing Date, or Purchaser's negligence or willful misconduct, Tenant or Tenants set off or otherwise withhold any payment of Rent, Purchaser shall not be entitled to any disbursement of the Escrow Deposit in connection with such Rent.

     4.   DRAW PROCEDURE.

          A. Purchaser shall give written notice to Escrow Agent and to Seller of the amount to be drawn each month, if any, from the Escrow Deposit pursuant to the form attached hereto as Exhibit B (the "Draw Form").

          B. Escrow Agent shall disburse such amounts as Purchaser shall direct on the Draw Form after receipt of the Draw Form without further approval or direction from Seller.

     5.   REPLENISHING OF ESCROW DEPOSIT.

          A. In the event a Tenant or Tenants subsequently pay to Purchaser any or all of the Unpaid Amounts attributable to such Tenant or Tenants and previously paid to Purchaser from the Escrow Deposit, Purchaser shall deposit into the Escrow Deposit all of the Unpaid Amounts which are subsequently collected, less any costs or expenses due to third parties in connection with Purchaser's collection of such Unpaid Amounts. Such payment shall be made by the 15th day of each month for any payment received by Purchaser on or before the first day of the same month payment is to be made. Notice of such payment shall be sent to Escrow Agent and Seller pursuant to the form attached hereto as Exhibit C ("Remittance Form").

          B. The Remittance Form shall also be used by Purchaser to deposit into the Escrow Deposit any Rent Insurance Payments (see paragraph 3B above).

          C. Common area maintenance charges, real estate tax payments and insurance payments are paid monthly by most Tenants (a few Tenants pay their tax bill as Seller is billed by the taxing authorities) based upon an estimate of Purchaser's anticipated costs. Once such actual amounts are determined, any over-charge to a Tenant which has previously been included in the Unpaid Amount and which is related to a time period on or after the date hereof shall be deposited by Purchaser into the Escrow Deposit, using the Remittance Form; and any under-charge shall be deemed an additional Unpaid Amount and can be withdrawn from the Escrow Deposit by Purchaser, using the Draw Form.

          D. Except as set forth above, Purchaser shall have no obligation to replenish the Escrow Deposit.

          E. If the entire Escrow Deposit is paid to Purchaser and the Expiration Date has not occurred, then Purchaser shall continue the same procedures as outlined above for Draw Forms and Remittance Forms, except that as long as the Escrow Deposit has no funds on deposit, Purchaser shall designate on the Draw Form and Remittance Form cumulative net negative numbers. For example, if there are no funds in the Escrow Deposit and in the prior month, $5,000.00 was due Purchaser, the Draw Form would show ("-$5,000.00"). If in the next month, the Draw Form showed an additional $7,000.00 due but the Remittance Form showed $3,000,00 collected and otherwise due the Escrow Deposit, then the forms would show a net negative amount of "-$9,000.00" (-$5,000.00 plus -$7,000.00 plus $3,000.00). This shall continue until the above forms show a positive number, in any, and then funds will again be drawn from and paid to the Escrow Deposit by Purchaser as provided above.

          F. Seller shall have no duty to replenish the Escrow Fund and shall not owe an additional amount to Purchaser if the Escrow Deposit is totally paid to Purchaser and the Draw Forms/Remittance Forms show a negative number. Seller's total maximum liability under this Agreement is $2,000,000.00, plus the interest actually earned on the Escrow Deposit that would otherwise be paid to Seller.

     6.   END OF TERM.

          A. Within two (2) business days after the end of the Term, Escrow Agent shall distribute to Seller any funds remaining in the Escrow Deposit and this Agreement, subject to the remaining provisions of this paragraph 6, shall terminate.

          B. Subsequent to the Expiration Date, if any amounts are received by Purchaser (i) from a Tenant or Tenants (ii) from Rent Insurance Payments which were previously included in Unpaid Amounts, or (iii) any other source or sources, Purchaser shall remit such funds to Seller within a reasonable period of time after receipt of same (but no longer than thirty (30) days after receipt by Purchaser of the same). For the purposes of the foregoing and this Agreement, any payment received from a Tenant or Tenants which is described, designated or earmarked by such

Tenant or Tenants for application to a particular Rent obligation to Purchaser shall be applied or attributable to such obligation and any payment received from a Tenant or Tenants who is otherwise current in its obligations under its Lease shall be deemed attributable to the oldest delinquent Rent liability.

          C. Seller shall have an option within sixty (60) days subsequent to the Expiration Date to conduct an audit of Purchaser's books and records with respect to the funds deposited and withdrawn from the Escrow Deposit, and all matters relating thereto, all at Seller's expense. Any discrepancies shall be negotiated in good faith and resolved by Seller and Purchaser.

     7.   ACTION TO COLLECT RENT.

          A. Should Purchaser fail to receive any Rent as set forth above and should Purchaser draw upon the Escrow Deposit pursuant to the provisions of this Agreement, Purchaser shall thereafter, at Purchaser's option, either (i) pursue the defaulting Tenant or Tenants for the Unpaid Amount including seeking judgment against such defaulting Tenant or Tenants, in accordance with Purchaser's standard company practice, or (ii) assign to Seller (or Seller's designee) all of Purchaser's right to pursue the defaulting Tenant or Tenants and/or seek a money judgment against the defaulting Tenant or Tenants for the Unpaid Amount.

          B. If Purchaser shall be successful in its legal action to collect funds due from a defaulting Tenant or Tenants, Purchaser shall reimburse the Escrow Deposit with such amount less all costs of collection including but not limited to court costs and attorney's fees, costs and expenses.

          C. If Seller shall be successful in its legal action to collect funds due from a defaulting Tenant or Tenants, Seller shall retain all funds received; provided that to the extent such collected funds are attributable to Unpaid Amounts for which disbursements have been made from the Escrow Deposit, such collected funds, less all costs of collection including but not limited to court costs and attorney's fees, costs and expenses, shall be delivered to the Escrow Agent and deposited with the Escrow Deposit.

          D. The Seller and Purchaser agree to keep the other party reasonably informed as to their collection efforts, no matter who is responsible for pursuing collection and cooperate with each other to maximize payment of all delinquent Rent.

     8.   TENANTS' VACATING SPACE.

          A. Purchaser through Purchaser's third party leasing management shall use commercially reasonable efforts to replace any Tenant who vacates its space during the Term hereof. Such replacement shall be made upon terms consistent with Purchaser's leasing policies then in effect ("Purchaser's Leasing Policies") with a replacement Tenant reasonably acceptable to Purchaser (a "Replacement Tenant"). During the Term hereof, Purchaser shall afford the Seller the opportunity to obtain a Replacement Tenant consistent with Purchaser's Leasing Policies. The foregoing notwithstanding, in the event that Seller obtains a tenant who is willing to lease vacant space at a rate not less than the rate paid for such space by the preceding tenant and who otherwise satisfies Purchaser's Leasing Policies, Purchaser shall approve such tenant as a Replacement Tenant for such vacant space. Upon commencement of the lease term of any term Replacement Tenant in the defaulting Tenant's premises, Purchaser shall draw from the Escrow Deposit only that portion of the Unpaid Amounts in excess of the total of base rents, common area maintenance charges, real estate taxes, and insurance payments actually paid by the Replacement Tenant.

          B. If the total of the base rent, common area maintenance charges, real estate taxes and insurance payments paid by the Replacement Tenant are in excess of the amount paid or to be paid by the defaulting Tenant, such excess shall be deposited by Purchaser into the Escrow Deposit.

          C. Purchaser shall not renegotiate lease terms with Tenants, provide rent relief during the Term hereof or agree to a lump sum Lease termination payment with respect to Unpaid Amounts under any Lease for which Purchaser seeks reimbursement from the Escrow Deposit without Seller's prior written consent.

     9. ESCROW ADMINISTRATION. The costs of administration of this Escrow Agreement by Escrow Agent in the sum of Seven Hundred Fifty Dollars ($750.00) shall be shared equally by Seller and Purchaser. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, principals, successors and assigns and shall be governed and construed in accordance with the laws of the State of Illinois. No modification, amendment or waiver of the terms hereof shall be valid or effective unless in writing and signed by all of the parties hereto. This Agreement may be executed in multiple counterpart originals, each of which shall be deemed to be and shall constitute an original. If there is any conflict between the terms of this Agreement and the terms of the Contract, the terms of this Agreement shall control. The investment fee shall be $300.00 if made in one of the usual CT investments, if special investment arrangements are to be made, the investment fee will be determined when arrangements are made.

     10. NOTICES. All notices, requests, consents and other communications hereunder shall be sent to each of the following parties and be in writing and shall either be: (i) delivered by facsimile transmission, or (ii) personally delivered, or (iii) sent by Federal Express or other overnight or same day courier service providing a return receipt, (and shall be effective when received, when refused or when the same cannot be delivered, as evidenced on the return receipt) to the following addresses:

If to Seller:                 Lansing Pavilion, LLC
                              Attention: J. R. Anderson and Tom Hoffman
                              3805 Edwards Road
                              Suite 700
                              Cincinnati, Ohio 45209
                              Facsimile No. (513) 241-2637
                              jranderson@anderson-realestate.com
                              thoffman@Anderson-realestate.com

Copy to:                      Richard B. Tranter, Esq.
                              Dinsmore & Shohl LLP
                              1900 Chemed Center
                              255 East Fifth Street
                              Cincinnati, Ohio 45202
                              Facsimile No. (513) 977-8141
                              richard.tranter@dinslaw.com

If to Purchaser:              Inland Western Lansing Eastwood, L.L.C.
                              Attention; Joanne Armenta
                              2901 Butterfield Road
                              Oak Brook, Illinois 60523
                              Telephone: (630) 218-5685
                              Facsimile: (630) 645-3788
                              armenta@inlandgroup.com

Copy to:                      The Inland Real Estate Group, Inc.
                              Attention: Dennis K. Holland, Esq.
                              2901 Butterfield Road
                              Oak Brook, Illinois 60523
                              Telephone: (630) 218-2861
                              Facsimile: (630) 218-4900
                              dholland@inlandgroup.com

If to Escrow Agent:           Chicago Title Insurance Company
                              Attention: Nancy Castro
                              171 N. Clark Street, 3rd Floor
                              Chicago, Illinois 60601
                              Telephone: (312) 223-3909
                              Facsimile: (312) 223-2108
                              castrona@ctt.com

     11. COUNTERPARTS. This Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories of the original or the same counterpart. Furthermore, the signatures from one counterpart may be attached to another to constitute a fully executed original. This Agreement may be executed by facsimile.

     12. REPORTING. Escrow Agent agrees to deliver to Purchaser and Seller, on a monthly basis, a copy of the bank statement of account or its monthly escrow ledger report for the Escrow Deposit. Such monthly statements shall be delivered to: J. R. Anderson and Tom Hoffman, at the address set forth in paragraph 10 hereof for the Seller and to Joanne Armenta, at the address set forth in paragraph 10 hereof for the Purchaser.

     13. Escrow Agent shall have no liability whatsoever arising out of or in connection with its activity as escrow agent in performing the duties specifically set forth herein and in strict compliance with this Agreement provided it does not act in bad faith and Seller and Purchaser jointly and severally agree to indemnify and hold harmless Escrow Agent from all loss, cost, claim, damage, liability and expenses (including reasonable attorneys' fees) which may be incurred by reason of its acting as escrow agent unless caused by Escrow Agent's bad faith or willful disregard of the terms of this Escrow Agreement.

     14. Escrow Agent shall be entitled to rely upon any judgment, certification, demand or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein, the propriety or validity thereof, or the jurisdiction of a court issuing any such judgment. Escrow Agent may act in reliance upon (x) any instrument or signature believed to be genuine and duly authorized, and (y) advice of counsel in reference to any matter or matters connected therewith.

     15. Any dispute concerning disposition of the Escrow Deposit shall be resolved between the Seller and Purchaser outside the escrow, and the party to whom the Escrow Deposit is finally awarded by a court of competent jurisdiction shall be entitled to be reimbursed by the other party for its reasonable legal fees incurred in the dispute. Any such dispute shall not disrupt the operation of this Escrow Agreement. Escrow Agent is directed to ignore any notices received from any party hereto objecting to disbursement of any funds that are to be paid out in accordance with this Agreement unless said notice is a joint direction of Seller and Purchaser. In the event Escrow Agent does ignore any notices given to it to refrain from performing Escrow Agent's duties as described herein, Escrow Agent is fully protected in doing so and is indemnified and held harmless as set forth in Paragraph 13 above.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Escrow Agreement to be signed and delivered as of the day and year first above written.

                 SELLER:

                 Lansing Pavilion, LLC, a Michigan limited liability company
                 By: Jeffrey R. Anderson Real Estate, Inc., an Ohio corporation, its manager

                 By:   /s/ Jeffrey R. Anderson
                    ------------------------------------------------------------
                       Jeffrey R. Anderson
                 Its:  President


                       (Signatures Continued On Next Page)

                 PURCHASER:

                 Inland Western Lansing Eastwood, L.L.C., a Delaware limited liability company

                 By: Inland Western Retail Real Estate Trust, Inc., a Maryland Corporation, its sole member

                 By:
                    --------------------------------------------------------
                 Name:
                      ------------------------------------------------------
                 Title:
                       -----------------------------------------------------


                 ESCROW AGENT:

                 Chicago Title and Trust Company


                 By:/s/ Nancy Castro
                    ---------------------------------------

                  MASTER FUND ESCROW AGREEMENT
                           EXHIBIT A

EASTWOOD TOWNE CENTER
REVISIONS DATE: 5/10/04
SQUARE FEET

  TENANT   SQUARE      LEASE     RATE     ANNUAL      LEASE      ADJ.   ADJUSTED     CAM      REAL     INSURANCE    CAPS      FEES
           FOOTAGE  EXPIRATION  PER SF     RENT      INCREASE    MIN.    MINIMUM              ESTATE                 ON     BILLABLE
                                                       DATE      ANN.    ANNUAL               TAXES               INCREASES   TO
                                                                RENT      RENT                                               TENANT
                                                               PER SF                                                         *ON
                                                                                                                              SITE
                                                                                                                              MGR.*
------------------------------------------------------------------------------------------------------------------------------------
DSW         25,000   1/31/2013  $12.00  $300,000.00    Yr 6    $13.00  $325,000     PRO        PRO        PRO       CAM &      15%
                                                                                    $1.00     $1.00       $0.10      INS      ADMIN
                                                                                   1ST YR     1ST YR     1ST YR    CAPPED      FEE
                                                                                                                     AT
                                                                                                                    3% on
                                                                                                                   pro-rata
                                                                                                                    share
------------------------------------------------------------------------------------------------------------------------------------

BEAUTY       3,388    10/31/10  $25.00   $84,700.00    Yr 6    $27.00   $91,476.00   PRO       PRO        PRO        CAM       15%
FIRST                                                                                                              CAPPED     ADMIN
                                                                                                                    AT 5%      FEE
                                                                                                                  EXCLUDING
                                                                                                                  SNOW, SEC
                                                                                                                    & UTIL

                                                                             ALL EXPENSES CAPPED AT $4.33/SF FIRST YEAR
------------------------------------------------------------------------------------------------------------------------------------

SCHULER     24,418    01/31/18  $18.00  $439,524.00    yr 5    $20.00  $498,399.96   PRO       PRO      Include    Annual      N/A
BOOKS                                                 yr 10    $22.00  $548,239.92  $1.65                in CAM    increase
                                                                                   1st &                             to
                                                                                   2nd yr                         base year
                                                                                                                  plus pays
                                                                                                                   pro-rata
                                                                                                                   of snow,
                                                                                                                   util &
                                                                                                                  insurance
------------------------------------------------------------------------------------------------------------------------------------

TOTAL       52,806                      $824,224.00
BLDG A




PANCHERO'S   2,409    09/30/07  $22.00   $52,998.00    N/A      N/A        N/A       Pro       Pro        Pro        N/A        5%
                                                                                                                               Mgmt
                                                                                                                                Fee
------------------------------------------------------------------------------------------------------------------------------------

DICK'S      45,000    01/31/18  $8.00   $360,000.00    Yr 6     $8.50      N/A       PRO        PRO     Include     CAM &       5%
SPORTING                                              Yr 11    or CPI              $1.00      $1.00      in CAM      TAX      ADMIN
GOODS**                                                         $9.00              1ST YR     1ST YR               CAPPED      FEE
                                                               or CPI                      #   semi-                AT 5%
                                                                                              annual
------------------------------------------------------------------------------------------------------------------------------------

LA WEIGHT    1,100    04/30/09  $20.00   $22,000.00    N/A      N/A        N/A       Pro       Pro        Pro        N/A        20%
LOSS                                                                                                                          admin
CENTER                                                                                                                          fee
------------------------------------------------------------------------------------------------------------------------------------

TREEHOUSE    4,716    10/31/12  $24.00  $113,184.00  6th year   $26        $26       Pro       Pro        Pro        N/A        5%
                                                                                                                               Mgmt
                                                                                                                                Fee
------------------------------------------------------------------------------------------------------------------------------------

TOTAL       53,225                      $548,182.00                                                                 CAM &
BLDG B

** Note that Dick's Sporting Goods Unpaid Amounts relate only to the extent that Unpaid Amounts are not being paid under the Holdback Agreement of even date herewith.

** Further note that Dick's rent is not in effect until Wal-Mart and Sam's open for business per the Holdback Agreement of even date herewith.

EASTWOOD TOWNE CENTER
REVISION DATE: 5/10/04
SQUARE FEET

                                                                                                                           FEES
                                                                   ADJ.     ADJUSTED                                     BILLABLE
                                                         LEASE   MIN. ANN.   MINIMUM         REAL                CAPS    TO TENANT
                 SQUARE     LEASE     RATE   ANNUAL     INCREASE   RENT      ANNUAL         ESTATE                ON     "ON SITE
    TENANT       FOOTAGE  EXPIRATION PER SF   RENT       DATE     PER SF      RENT     CAM   TAXES  INSURANCE  INCREASES    MGR."
----------------------------------------------------------------------------------------------------------------------------------
CLADDAGH PUB      7,212   09/30/12   $23.00  $137,701.00  4th yr  $25.00   $149,675.00  pro   pro     pro       N/A      5% mgmt
                                             only pays    7th yr  $27.00   $161,649.00                                     fee
                                             rent on
                                             5,987 sf
---------------------------------------------------------------------------------------------------------------------------------
CAPITOL FUR       1,157   10/31/13   $26.00  $30,082.00   6TH YR   $28.60  $33,090.20   PRO   PRO     PRO       N/A      5% MNGT
                                                                                                                           FEE
---------------------------------------------------------------------------------------------------------------------------------
HAMPTON JEWELERS  2,163   10/31/13   $20.00  $43,260.00   4th yr   $23.00  $49,749.00   PRO   PRO     PRO       N/A      5% MNGT
                                                          8th yr   $26.00  $56,238.00                                      FEE
---------------------------------------------------------------------------------------------------------------------------------
LIMITED TOO       3,980   09/30/12   $23.00  $91,540.00    N/A      N/A       N/A      $2.00  PRO   $0.10 FOR   5% CAM &     15%
                                                                                         FOR       2002 & 2003  Ins. excls  ADMIN
                                                                                        2002                    snow on      FEE
                                                                                       & 2003                    prior
                                                                                                                 yr cap
----------------------------------------------------------------------------------------------------------------------------------
CHILDREN'S PLACE   4,526   01/31/13   $26.00  $117,676.00  YR 6     $28.00 $126,728.00  PRO   PRO      PRO       5% cap     N/A
                                                                                                                 over
                                                                                                                prior yr
                                                                                                                pro-rata
----------------------------------------------------------------------------------------------------------------------------------
JOS. A BANKS       4,500   01/31/13   $27.00  $121,500.00   N/A     N/A       N/A       Pro   Pro     Pro       5% over  15% admin
                                                                                                                pro-rata     fee
                                                                                                                excls snow
                                                                                                                sec, util
                                                                                                                & trash
----------------------------------------------------------------------------------------------------------------------------------
TOTAL BLDG C      23,538                      $541,759.00
----------------------------------------------------------------------------------------------------------------------------------


GAP               7,526    09/30/2010 $16.00  $120,416.00  YR 5    9.4% OR    N/A        PRO   PRO    INCLUDED  4% excls     N/A
                                                                    CHANGE              $2.10          IN CAM   snow over
                                                                    IN CPI              1ST YR                   prior yr
                                                                                        excls                    actual
                                                                                         snow                     paid
----------------------------------------------------------------------------------------------------------------------------------
MOTHERS WORK      2,685    06/30/13   $35.00  $93,975.00   YR 4    $40.00   $107,400.00  PRO   PRO       PRO       5%     5% MNGT
(Mimi Maternity)                                           YR 6    $45.00   $120,825.00  $2.10          $0.20     EXCLS      FEE
                                                                                         1ST YR         1ST YR   SNOW &
                                                                                         EXCLS                     SEC
                                                                                         SNOW
                                                                                         & SEC
----------------------------------------------------------------------------------------------------------------------------------
GUESS             5,000    01/31/13   $25.00  $125,000.00  yr 4   $27.00    $135,000.00   Pro  Pro       Pro    5% over   5% Admin
                                                           yr 8   $29.00    $145,000.00  $21.0                  prior yr     fee
                                                                                         1st yr                 pro-rata
                                                                                         excls snow             share excls
                                                                                         & security             snow & sec
                                                                                                                 over
----------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER &     3,000    03/31/13  $35.00   $105,000.00  YR 6   $40.00   $120,000.00   PRO   PRO       PRO    5% excls      15%
BANKS                                                                                   $2.10  $1.73    $0.105  snow & over  ADMIN
                                                                                        1st yr 1st yr   1st yr  sec prior yr  FEE
                                                                                        excl                    pro-rata
                                                                                        snow &                    share
                                                                                       security
----------------------------------------------------------------------------------------------------------------------------------
TALBOTS           4,800    01/13/14  $23.50   $112,800.00  YR 6   $25.50   $122,400.00   PRO   PRO       INCL   5% EXCLS      15%
                                                                                        $2.25           IN CAM  SNOW & SEC   ADMIN
                                                                                        1ST YR                  over prior    FEE
                                                                                                                yr pro-rata
----------------------------------------------------------------------------------------------------------------------------------
TOTAL BLDG D     23,011                       $557,191.00

EASTWOOD TOWNE CENTER
REVISION DATE: 5/10/04
SQUARE FEET

                                                                                                                          FEES
                                                                   ADJ.    ADJUSTED                                     BILLABLE
                                                        LEASE    MIN. ANN.  MINIMUM        REAL                CAPS    TO TENANT
                 SQUARE      LEASE    RATE     ANNUAL  INCREASE    RENT     ANNUAL        ESTATE                ON     "ON SITE
    TENANT       FOOTAGE  EXPIRATION PER SF    RENT      DATE     PER SF     RENT   CAM   TAXES  INSURANCE  INCREASES     MGR."
----------------------------------------------------------------------------------------------------------------------------------

BANANA REPUBLIC  7,000    09/30/10  $15.00  $105,000.00  5TH YR  10% OR            $2.10   PRO      PRO      CAM CAPPED     N/A
                                                                 CHANGE            1ST YR         INCLUDED   AT 4% over
                                                                 IN CPI                            IN CAM   actual paid
                                                                                                     CAP     excls snow
----------------------------------------------------------------------------------------------------------------------------------
POTTERY BARN    10,500    09/30/14  $22.00  $231,000.00  EVER     9% OR              1.25    PRO    $0.10     CAM & INS      15%
                                                         3 YRS   CHANGE              1st yr         1ST YR    4% over       ADMIN
                                                                 IN CPI             excludes                 prior yr CAP    FEE
                                                                                     snow                    excls snow
----------------------------------------------------------------------------------------------------------------------------------
COLDWATER CREEK  6,000   11/30/12   $25.00  $150,000.00  yr 6    $27.00  $162,000.00  PRO    PRO     PRO     5% excludes    15%
                                                                                                                snow,      admin
                                                                                                               security     fee
                                                                                                                & Utils
----------------------------------------------------------------------------------------------------------------------------------
OLD THYME HERBS  1,000   09/30/12   $38.00  $38,000.00   yr 6    $41.80   $41,800.00  Pro    Pro     Pro          N/A      5% mgmt
                                                                                                                             fee
----------------------------------------------------------------------------------------------------------------------------------
YANKEE CANDLE    2,500   01/31/13   $30.00  $75,000.00   YR 6    $33.00   $82,500.00  PRO    PRO     PRO   CAM CAPPED       15%
                                                                                      All expenses capped  AT 5% EXCLS      ADMIN
                                                                                       at $4.75 1st year   SNOW & SEC        FEE
                                                                                                           over prior
                                                                                                           yr pro-rata
----------------------------------------------------------------------------------------------------------------------------------
WILLIAM SONOMA   5,500   09/30/14   $22.00  $121,000.00  EVER    9% OR               $1.25   PRO    $0.15  CAM & INS        15%
                                                         3 YRS  CHANGE IN           1ST YR         1ST YR  CAPPED AT       ADMIN
                                                                  CPI              excls snow                 4%            FEE
                                                                                                           EXCLUDING
                                                                                                              SNOW
                                                                                                            over cap
----------------------------------------------------------------------------------------------------------------------------------
POLICE
SUB-STATION      1,220              $0.00   $0.00

TOTAL BLDG E    33,720                      $720,000.00



JOHNNY ROCKETS   2,592   09/30/12   $33.00   $85,536.00  YR 6    $36.00  $83,312.00   PRO    PRO     PRO        N/A         5% OF
                                                                                                                            GROSS
                                                                                                                            RENTS
----------------------------------------------------------------------------------------------------------------------------------
APRIL CORNELL    2,250   04/30/13   $34.00   $76,500.00  YR 6    $38.00  $85,500.00   PRO    PRO     PRO    5% EXCLS         15%
                                                                                                            SNOW, SEC       ADMIN
                                                                                                            & UTILS          FEE
----------------------------------------------------------------------------------------------------------------------------------
STAR IMAGE
PHOTOGRAPHY        825   07/31/08   $35.00   $28,875.00  N/A      N/A      N/A        PRO    PRO     PRO    5% EXCLS       5% MNGT
                                                                                                            SNOW, SEC        FEE
                                                                                                            & UTILS
----------------------------------------------------------------------------------------------------------------------------------
EARPORT, INC.    1,046    12 YRS    $25.00   $26,150.00  YR 6    $29.50  $30,857.00   PRO    PRO     PRO      N/A          5% MGMT
                                                                                                                             FEE
----------------------------------------------------------------------------------------------------------------------------------
FABIANO'S
CANDIES          1,090   09/30/07   $25.00   $27,250.00  N/A      N/A     N/A         PRO    PRO     PRO      N/A          5% MGMT
                                                                                                                             FEE
----------------------------------------------------------------------------------------------------------------------------------
BRIO/BRAVO                                               YR 6    $28.30 $209,000.00   PRO                 CAM CAPPED      5% OF
                 7,134   09/30/17   $26.63  $190,000.00 YR 11    $32.10 $229,000.00  $2.00   PRO     PRO     AT 5%         GROSS
                                                                                      1ST                  EXCLUDING       RENTS
                                                                                      YR                   SNOW & SEC
----------------------------------------------------------------------------------------------------------------------------------
CENTRAL
FOOTWEAR GROUP   1,599   10 YRS     $32.00   $51,168.00  YR 6    $33.60  $53,726.40  PRO     PRO    PRO    CAM CAPPED     5% OF
                                                                                                             AT 5%         GROSS
                                                                                                           EXCL SNOW       RENTS
                                                                                                           SEC & UTIL
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC
BOUTIQUE         1,148  01/31/08    $40.00   $45,920.00  N/A       N/A       N/A     PRO     PRO    PRO    5% EXCLUDING     15%
                                                                                                             UTIL, SNOW    ADMIN
                                                                                                             & SECURITY     FEE
----------------------------------------------------------------------------------------------------------------------------------
STATE
EMPLOYEE         2,120  09/30/07    $35.00   $74,200.00  N/A       N/A       N/A     PRO     PRO    PRO         N/A        5% MGMT
                                                                                                                             FEE
----------------------------------------------------------------------------------------------------------------------------------

TOTAL BLDG F    19,804                      $605,599.00

EASTWOOD TOWNE CENTER
REVISION DATE: 5/10/04
SQUARE FEET

                                                                                                                            FEES
                                                                  ADJ.     ADJUSTED                                       BILLABLE
                                                        LEASE   MIN. ANN.  MINIMUM           REAL                CAPS    TO TENANT
                SQUARE     LEASE     RATE    ANNUAL    INCREASE   RENT     ANNUAL           ESTATE                ON      "ON SITE
    TENANT      FOOTAGE  EXPIRATION PER SF    RENT       DATE    PER SF     RENT     CAM     TAXES   INSURANCE  INCREASE    MGR."
----------------------------------------------------------------------------------------------------------------------------------
STARBUCK'S      1,440    02/28/13   $35.00  $50,400.00  YR 6    $38.50   $55,440.00 CAPPED    PRO      PRO      CAM CAPPED   10%
                                                                                    $3.75   ANNUALLY  INCLUDED    at 5%     ADMIN
                                                                                    1ST YR  INCLUDED  W/CAM CAP over prior   FEE
                                                                                            W/CAM CAP           yr actual
                                                                                                                    pd
----------------------------------------------------------------------------------------------------------------------------------
SEE             1,200    09/30/09   $35.00  $42,000.00  YR 3     $37.50   $45,000.00  PRO     PRO       PRO         N/A      15%
                                                        YR 6     $40.00   $48,000.00                                        ADMIN
                                                                                                                             FEE
----------------------------------------------------------------------------------------------------------------------------------
RITZ CAMERA     1,500    09/30/12   $25.00  $37,500.00  YR 6     $27.00   $40,500.00  PRO     PRO       PRO       5% over   5% OF
                                                                                                                  pro-rata  GROSS
                                                                                                                            RENTS
----------------------------------------------------------------------------------------------------------------------------------
WHITE HOUSE     1,850    09/30/12   $33.00  $61,050.00  YR 6     $36.00   $67,155.00  PRO     PRO       PRO        N/A       15%
BLACK MARKET                                                                                                                ADMIN
                                                                                                                             FEE
----------------------------------------------------------------------------------------------------------------------------------
SPRINT          1,089    09/30/07   $40.00  $43,560.00  YR 3     $44.00   $47,916.00  PRO     PRO       PRO    5% CAP EX.    15%
                                                                                                               SNOW, UTIL   ADMIN
                                                                                                               SECURITY      FEE
----------------------------------------------------------------------------------------------------------------------------------
                                                        YR 3     $35.00   $60,515.00                                        15%
SUBWAY          1,729    01/31/13   $32.50  $56,192.50  YR 5     $37.50   $64,837.50  PRO     PRO       PRO      N/A       MNGT
                                                        YR 7     $40.00   $69,160.00                                       FEE
                                                        YR 9     $42.50   $73,482.50
----------------------------------------------------------------------------------------------------------------------------------
MITCHELL'S      7,264    11/30/12   $25.25 $183.416.00  6TH YR   $27.50  $199,760.00  PRO     PRO       PRO   CAM CAPPED    5% OF
FISH                                                                                 1ST YR INCLUDED INCLUDED AT 5% EXCLS   GROSS
MARKET                                                                               $4.75   IN CAM   IN CAM   SNOW & SEC   RENTS
                                                                                              CAP      CAP    over pro-rata
----------------------------------------------------------------------------------------------------------------------------------
MAGGIE MOO'S    1,105    10/31/10   $40.00  $44,200.00   YR 6    $44.00   $48,620.00  PRO     PRO       PRO   5% EX. SNOW,  15%
                                                                                                               SEC, UTIL,   ADMIN
                                                                                                                 TRASH       FEE
----------------------------------------------------------------------------------------------------------------------------------
VENETIAN NAILS  1,376    04/30/13   $35.00  $48,160.00   YR 6    $40.00   $55,040.00  PRO     PRO       PRO        N/A     5% MNGT
                                                                                                                             FEE
----------------------------------------------------------------------------------------------------------------------------------
CLAIRE'S        1,200    09/30/07   $32.00  $38,400.00    N/A     N/A         N/A     PRO     PRO       PRO        N/A     5% OF
                                                                                                                           GROSS
                                                                                                                           RENTS
TOTAL BLDG G   19,753                      $604,878.50



FOREVER 21      6,838    09/30/12   $21.00 $143,598.00  YR 6     $22.10  $151,119.80  $2.14    Pro     PRO   5% EX. SNOW    15%
                                                                                     cap 1st                   SEC & UTIL   ADMIN
                                                                                     yr excls                 over pro-rata  FEE
                                                                                     snow sec
                                                                                     & util
----------------------------------------------------------------------------------------------------------------------------------
BATH & BODY     3,360    01/31/13   $24.00  $80,640.00  6TH YR   $26.40   $88,704.00  1ST YR   PRO     1st yr  CAM & INS CAP  15%
                                                                                       $2.00           $0.10   AT 5% EXCLS   ADMIN
                                                                                                                   SNOW       FEE
                                                                                                               over prior
                                                                                                                 yr cap
----------------------------------------------------------------------------------------------------------------------------------
CASUAL CORNERS  6,019    09/30/12   $25.00 $150,475.00   Yr 6   $27.50  $165,522.50   PRO     PRO      PRO   CAM CAPPED      5%
                                                                                     $2.00                    5% EXCLS       MNGT
                                                                                    1st year                 SNOW SEC &      FEE
                                                                                                              UTIL -
                                                                                                              pro-rata
----------------------------------------------------------------------------------------------------------------------------------
VICTORIA'S
SECRET           6,500   01/31/13   $24.00 $156,000.00   Yr 6   $26.40  $171,600.00  1ST YR   PRO     1st yr   CAM & INS    15%
                                                                                     $2.00            $0.10     CAPPED      ADMIN
                                                                                                                AT 5%        FEE
                                                                                                               EX. SNOW
----------------------------------------------------------------------------------------------------------------------------------
ANN TAYLOR       5,280    01/31/13  $25.00 $132,000.00   N/A     N/A        N/A        PRO     PRO      PRO   CAM CAPPED     15%
                                                                                      1ST YR                  AT 5% /CPI    ADMIN
                                                                                       $2.00                  over prior     FEE
                                                                                     ex. Snow,                yr actual
                                                                                     sec & util.                paid
----------------------------------------------------------------------------------------------------------------------------------
J. CREW          6,000    01/31/13  $24.00 $144,000.00   N/A     N/A        N/A        PRO     PRO      PRO   CAM CAPPED     15%
                                                                                      $2.00                   AT 4% /CPI    ADMIN
                                                                                      1ST YR                   over prior    FEE
                                                                                     ex. Snow,                 yr actual
                                                                                     sec & util.                  paid
                                                                                                               excls snow,
                                                                                                               sec & util
TOTAL BLDG H    33,997                    $806,713.00

EASTWOOD TOWNE CENTER
REVISION DATE: 5/10/04
SQUARE FEET

                                                                                                                           FEES
                                                                 ADJ.     ADJUSTED                                         BILLABLE
                                                      LEASE    MIN. ANN.  MINIMUM           REAL                 CAPS      TO TENANT
               SQUARE    LEASE     RATE  ANNUAL      INCREASE    RENT      ANNUAL           ESTATE                ON       "ON SITE
    TENANT     FOOTAGE EXPIRATION PER SF  RENT        DATE      PER SF      RENT      CAM   TAXES    INSURANCE INCREASES     MGR."
-----------------------------------------------------------------------------------------------------------------------------------
LANE BRYANT    5,390   10/31/12   $26.00 $140,140.00    N/A     N/A         N/A       PRO     PRO       PRO        5%        15%
                                                                                                               EX. SNOW &   ADMIN
                                                                                                               SECURITY      FEE
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN EAGLE 5,400   01/31/13   $24.00 $129,600.00    N/A     N/A         N/A       PRO     PRO       PRO    CAM CAPPED   5% MNGT
                                                                                                                 AT 4%        FEE
                                                                                                               EXCLUDING
                                                                                                               SNOW & SEC
-----------------------------------------------------------------------------------------------------------------------------------
AEROPOSTALE    3,970   01/31/13   $24.00 $86,400.00    YR 6    $26.00    $93,600.00  1st yr   PRO       PRO     5% over     5% MGMT
                                         only pays                                   $2.00                     prior yr       FEE
                                         rent on                                     excls                     cap excls
                                         3600 sf                                     snow,                     snow sec
                                                                                     sec &                      & util
                                                                                     util
-----------------------------------------------------------------------------------------------------------------------------------
EXPRESS        8,000   01/31/13   $24.00 $192,000.00   Yr 6    $26.40    $211,200.00  PRO     PRO       PRO    CAM & INS  15% ADMIN
                                                                                     $2.00             $0.10    5% EXCLS      FEE
                                                                                     1ST YR            1ST YR     SNOW
                                                                                                                  over
                                                                                                                  prior
                                                                                                                 yr cap
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL BLDG I  22,760                     $548,140.00




MALL OFFICE   1,000    09/30/12   $20.00 $20,000.00     N/A     N/A         N/A       PRO     PRO     PRO    CAM CAPPED   5% MNGT
                                                                                                             AT 5% EXCL     FEE
                                                                                                             SNOW & SEC
-----------------------------------------------------------------------------------------------------------------------------------
SENECA        3,311    02/28/13   $24.00 $79,464.00    YR 6    $26.00    $86,086.00   PRO     PRO     PRO    5% AFTER 1ST 15% ADMIN
HOLDINGS                                                                                                       YR EXCLS      FEE
(McALISTER'S                                                                                                  SNOW, SEC &
DELI)                                                                                                            UTIL
-----------------------------------------------------------------------------------------------------------------------------------
ONEIDA        4,000    09/30/12   $22.50 $90,000.00    YR 6    $24.50    $98,000.00   PRO     PRO     PRO         N/A      5% MGMT
                                                                                                                             FEE
-----------------------------------------------------------------------------------------------------------------------------------
HALLMARK      4,500    02/28/08   $21.00 $94,500.00     N/A     N/A         N/A       PRO     PRO     PRO    CAM CAPPED   10% ADMIN
                                                                                                             AT 5% over      FEE
                                                                                                              pro-rata
                                                                                                                 no
                                                                                                             exclusions
-----------------------------------------------------------------------------------------------------------------------------------
PIER 1 IMPORT 9,992    09/30/12   $20.00 $199,840.00     N/A     N/A         N/A     $1.25    PAYS            CAM CAPPED  10% ADMIN
                                                                                      1ST   ANNUALLY          AT 5% over     FEE
                                                                                       YR                      prior yr
                                                                                                               cap excls
                                                                                                                 snow
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL BLDG J  22,803                     $483,804.00

EASTWOOD TOWNE CENTER
REVISION DATE: 5/10/04
SQUARE FEET

                                                                                                                            FEES
                                                                   ADJ.     ADJUSTED                                     BILLABLE
                                                        LEASE    MIN. ANN.   MINIMUM         REAL               CAPS     TO TENANT
                 SQUARE     LEASE     RATE   ANNUAL    INCREASE    RENT      ANNUAL         ESTATE               ON       "ON SITE
    TENANT       FOOTAGE  EXPIRATION PER SF   RENT       DATE     PER SF      RENT    CAM   TAXES  INSURANCE  INCREASES      MGR"
----------------------------------------------------------------------------------------------------------------------------------
SMOKEY BONES     7,000    10/31/13  $15.71  $110,000.00  N/A       N/A        N/A $2,500/YR   PRO    INCLUDED    2% PER       N/A
                                                                                             SEMI-      IN       LEASE
                                                                                             ANNUAL     CAM       YEAR
----------------------------------------------------------------------------------------------------------------------------------
PF CHANGS        7,438    11/30/12   $8.07  $60,000.00   N/A       N/A        N/A      PRO    PRO       PRO        N/A         10%
                                                                                                                              ADMIN
                                                                                                                              FEE
----------------------------------------------------------------------------------------------------------------------------------
MAX & ERMA'S     6,800    09/30/19  $29.71  $202,000.00  YR 6     3% OF GROSS SALES    PRO    PRO       PRO        N/A         N/A
                                                                  OR LESSER OF CPI         SEMI-ANNUAL
                                                                    OR $212,000
                                                         YR 11    3% OF GROSS SALES
                                                                  OR LESSER OF CPI
                                                                    OR $222,000
                                                         YR 16    3% OF GROSS SALES
                                                                  OR LESSER OF CPI
                                                                    OR $232,000
----------------------------------------------------------------------------------------------------------------------------------
COMERICA         3,310    10/31/18  $37.76  $125,000.00  YR 6      $39.46  $130,625.00 PRO    PRO        PRO        N/A       15%
                                                         YR 11     $41.24  $136,503.00                                      ADMIN
                                                                                                                              FEE

TOTAL OUTLOTS    24,548                     $497,000.00


                                    EXHIBIT B

                                  DRAW REQUEST

                         Draw Request for ______, 200__

1.   UNPAID AMOUNTS:
     Pursuant to the Master Fund Escrow Agreement, dated _______, 2004 (the "Agreement"), between Lansing Pavilion, LLC ("Seller"), Inland Western Lansing Eastwood, L.L.C. ("Purchaser") and Chicago Title and Trust Company, Purchaser states the following amounts are the Unpaid Amounts (as defined under the Agreement) for this Draw Request:

     (a)  Tenant: [INSERT NAME OF TENANT RESPONSIBLE FOR APPLICABLE UNPAID
AMOUNT.]

          (i) Unpaid Base Rent: [INSERT ANY APPLICABLE AMOUNT OF UNPAID BASE RENT DUE FROM SUCH TENANT UNDER ITS LEASE, INCLUDING THE MONTH FOR WHICH SUCH UNPAID BASE RENT WAS DUE AND THE DATE DUE OR IF NONE, THEN STATE "NONE".]

          (ii) Common Area Maintenance, Taxes and Insurance: [INSERT ANY APPLICABLE AMOUNT OF UNPAID COMMON AREA MAINTENANCE CHARGES, TAXES AND INSURANCE DUE FROM SUCH TENANT UNDER ITS LEASE, INCLUDING THE MONTH FOR WHICH SUCH UNPAID COMMON AREA MAINTENANCE CHARGES, TAXES AND INSURANCE WERE DUE AND THE DATE DUE OR IF NONE, THEN STATE "NONE".]

          (iii) Total Unpaid Amount: [INSERT THE SUM OF THE PRECEDING SUBPARTS
     (i) AND (ii) AS THE TOTAL UNPAID AMOUNT FOR SUCH TENANT.]

2.   APPLICATION OF ESCROW DEPOSIT:
     (a) Escrow Deposit Balance: [INSERT THE THEN CURRENT BALANCE OF THE ESCROW DEPOSIT, WHICH BALANCE SHALL INCLUDE PAYMENTS BY PURCHASER TO THE ESCROW DEPOSIT PURSUANT TO REMITTANCE FORMS AND ANY PAYMENTS MADE BY SELLER TO THE ESCROW DEPOSIT PURSUANT TO PARAGRAPH 7C OF THE AGREEMENT , IF ANY, OR IF THERE IS NO ESCROW DEPOSIT BALANCE, STATE "NONE".]

     (b) Disbursement Amount: [INSERT THE AMOUNT THAT IS THE LESSER OF THE ESCROW DEPOSIT BALANCE, AS PROVIDED IN THE PRECEDING SUBPART (a), OR THE TOTAL UNPAID AMOUNT FROM ITEM 1. ABOVE OR, IF NO ESCROW DEPOSIT BALANCE IS AVAILABLE, STATE "NONE".]

     (c) Negative Unpaid Amounts: [INSERT AS A NEGATIVE AMOUNT ANY DIFFERENCE BETWEEN THE DISBURSEMENT AMOUNT REFERENCED IN THE PRECEDING SUBPART (b) AND THE TOTAL UNPAID AMOUNT FROM ITEM 1. ABOVE PLUS THE TOTAL OF ALL NEGATIVE UNPAID AMOUNTS FOR ALL PRECEDING DRAW REQUESTS OR, IF NONE, STATE "NONE".]

     Accordingly, please disburse $[INSERT THE DISBURSEMENT AMOUNT FROM THE PRECEDING ITEM 2. OR, IF NONE, STATE "NONE] as follows: [INSERT THE PERSON OR ENTITY TO WHOM PAYMENT IS TO BE MADE AND WHERE PAYMENT SHALL BE MADE, INCLUDING WIRING INSTRUCTIONS IF APPLICABLE, OR, IF THERE IS NO

DISBURSEMENT AMOUNT, STATE "N/A".].


                             Respectfully submitted,

                             INLAND WESTERN LANSING EASTWOOD,
                             L.L.C., a Delaware limited liability company

                             By: Inland Western Retail Real Estate Trust, Inc.,
                                 a Maryland corporation, its sole member

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Its:
                                           -----------------------------------


[NOTE: IN THE EVENT MORE THAN ONE TENANT IS RESPONSIBLE FOR UNPAID AMOUNTS WITH RESPECT TO THE SAME CALENDAR MONTH PERIOD, USE ONE DRAW REQUEST FOR ALL SUCH TENANTS WITH THE FOREGOING FORMAT BEING USED FOR EACH SUCH TENANT]

                                    EXHIBIT C

                                 REMITTANCE FORM

                     Remittance Form for ____________, 200__

1.   RECEIPT OF UNPAID AMOUNTS:
     Pursuant to the Master Fund Escrow Agreement, dated ________ , 2004 (the "Agreement"), between Lansing Pavilion, LLC, Inland Western Lansing Eastwood, L.L.C. ("Purchaser") and Chicago Title and Trust Company, Purchaser states the following Unpaid Amounts (as defined under the Agreement), previously paid to Purchaser pursuant to Draw Requests, have been received by Purchaser from Tenants or, if applicable, from Rent Insurance Payments:

     (a) Tenant: [INSERT NAME OF THE TENANT PAYING THE APPLICABLE UNPAID AMOUNT OR IF RENT INSURANCE PAYMENTS, ARE THE SOURCE OF PAYMENT, THE TENANT WITH RESPECT TO WHICH SUCH RENT INSURANCE PAYMENTS ARE APPLICABLE.]

          (i) Unpaid Amount: [INSERT A DESCRIPTION OF THE APPLICABLE UNPAID AMOUNTS.]

          (ii) Date Unpaid Amount Received: [INSERT DATE(S) ON WHICH THE UNPAID AMOUNT WAS RECEIVED BY PURCHASER.]

          (iii) Applicable Draw Request: [INSERT THE DATE OF THE DRAW REQUEST PURSUANT TO WHICH SUCH UNPAID AMOUNT WAS PREVIOUSLY PAID TO PURCHASER FROM THE ESCROW DEPOSIT.]

2.   ADJUSTMENT FOR NEGATIVE UNPAID AMOUNTS UNDER DRAW REQUESTS:

     (a) Negative Unpaid Amount: [INSERT THE NEGATIVE UNPAID AMOUNT FROM THE DRAW REQUEST SUBMITTED IMMEDIATELY PRIOR TO THIS REMITTANCE FORM OR, IF NONE, STATE "NONE".]

     (b) Adjusted Unpaid Amount: [INSERT THE DIFFERENCE BETWEEN THE UNPAID AMOUNT FROM ITEM 1. ABOVE AND THE NEGATIVE UNPAID AMOUNT FROM THE PRECEDING SUBPART (a) OR, IF THE NEGATIVE UNPAID AMOUNT IS GREATER THAN THE UNPAID AMOUNT, INSERT THE DIFFERENCE BETWEEN THE TWO AS A NEGATIVE AMOUNT OR, IF THERE IS NO NEGATIVE UNPAID AMOUNT, INSERT THE UNPAID AMOUNT.]

     Accordingly, enclosed please find payment in the amount of $[INSERT THE ADJUSTED UNPAID AMOUNT FROM THE PRECEDING ITEM 2. OR, IF NONE OR A NEGATIVE AMOUNT, STATE AS FOLLOWS:] Accordingly, no payment is enclosed with this Remittance Form.


                              Respectfully submitted,

                              INLAND WESTERN LANSING EASTWOOD,
                              L.L.C., a Delaware limited liability company

                              By: Inland Western Retail Real Estate Trust, Inc.,
                                  a Maryland corporation, its sole member


                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Its:
                                         -------------------------------


[NOTE: IN THE EVENT MORE THAN ONE TENANT IS RESPONSIBLE FOR OR APPLICABLE TO UNPAID AMOUNTS WITH RESPECT TO THE SAME PAYMENT PERIOD, USE ONE REMITTANCE FORM FOR ALL SUCH TENANTS WITH THE FOREGOING FORMAT BEING USED FOR EACH SUCH TENANT]